Exhibit 99.2

2007 Investor’s Overview Period Ended June 30, 2007 Financial Security Assurance

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Contents Page Monoline Financial Guaranty Insurance Industry 5-29 Financial Security Assurance Inc. (FSA) 31-63 FSA’s Primary Business Lines 65-75 Capital Strength 77-93 FSA’s Financial Performance 95-113 Appendices 115-177 Non-GAAP Measures 179 Forward-Looking Statements 181

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2007 Monoline Financial Guaranty Insurance Industry

From beginnings in the early 1970s in the U.S., the monoline financial guaranty industry has evolved into a global business that operates in capital markets throughout the world. 6

Four Major Monoline Financial Guarantors Dominate the Insured Market San Francisco FSA MBIA Dallas FSA Mexico City FSA New York AMBAC FGIC FSA MBIA Bermuda FSA Madrid FSA MBIA London AMBAC FGIC FSA MBIA Paris FSA MBIA Milan AMBAC MBIA Tokyo AMBAC FSA MBIA Sydney AMBAC FSA MBIA

Strong ownership/business model requirements Market recognition & acceptance - trading value and liquidity Staffing infrastructure requirements Significant capital requirements Weak returns in early years of start-up Experienced management requirements Barriers to entry have traditionally limited the number of Triple-A financial guaranty companies to eight or less. Today there are seven Triple-A companies. Barriers are: 8

Barriers to Entry Limit the Number of Aaa/AAA-Rated Monoline Financial Guarantors 1970 1975 1980 1985 1990 1995 2000 2005 MBIA 1973 FGIC1983 CIFG 2002 Ambac 1971 FSA 1985 XLCA 2000 Assured Guaranty 2003 Market leaders New entrants

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The Aaa/AAA-Rated Monoline Financial Guaranty Insurance Industry Has a Unique Business Model Monolines are specialized insurance companies that guarantee debt obligations in public finance and asset-backed markets, domestically and internationally Financial guaranty insurance policies typically guarantee timely payment of principal and interest as scheduled The strongest guarantors are rated Aaa/AAA/AAA by Moody’s/S&P/Fitch Ratings Guarantors are regulated by government agencies and rating agencies No forced acceleration – in event of default, the insurer is required to make payments only as scheduled Low industry loss experience

Financial guarantors apply their substantial experience and expertise to the credit analysis of a transaction before applying insurance. The financial guaranty policy protects against default and downgrade of the underlying investment. Bond guarantor has capital at risk, and therefore its interest aligns with bondholders. 12

Aaa/AAA-Rated Financial Guaranty Insurance Provides Multiple Benefits to Issuers and Investors Investors Issuers Reduced cost of borrowing Increased economic leverage through efficient structuring Broader funding sources Streamlined execution Default protection – irrevocable and unconditional guaranty of principal and interest (except in certain bilateral contracts negotiated directly with the beneficiary) Enhanced liquidity Reduced secondary-market price volatility, particularly if underlying issue is downgraded Consolidated analysis, diligence and surveillance; exercise of remedies when necessary

The Triple-A financial guaranty industry underwrites transactions of at least investment-grade quality. Triple-A financial guarantors provide credit enhancement in markets where both the probability and potential severity of losses are low. 14 Risk Management Principles

Key Characteristics Municipals Asset-Backeds Municipal bankruptcies extremely rare (prohibited or limited by law) Rare defaults usually lead to only temporary payment interruption Bankruptcy-remote structure and overcollateralization make defaults rare Collateral cashflow keeps loss severity low as a percentage of par guaranteed No forced acceleration – shortfall payments due over time Low Default Frequency Low Loss Severity Low Liquidity Risk Aaa/AAA-Rated Financial Guarantors Operate in Markets with Low Credit Risk Key Risk Characteristics of Municipal/ABS Businesses

There is no other industry more intensely surveilled by the rating agencies. The industry is unique in that its sole product is its Triple-A rating strength, making maintenance of Triple-A ratings a business imperative. 16 Triple-A Financial Guarantors

Rating Agencies Perform Extensive Industry Oversight Insurance Company level Continuous review of operations, risk management practices, profitability, liquidity and quality of management Review capital sources and investment practices Evaluate worst-case loss potential from claims Assess capital adequacy under stress scenarios S&P’s FER (Financial Enhancement Ratings) Measures willingness to pay claims and commitment to maintain Triple-A Transaction level Shadow rating assigned to each insured transaction by sector specialist Capital charges assigned for each specific exposure

U.S. municipal bonds are the largest sector for the monoline industry, with over $1.1 trillion of net par outstanding. Since 1985, the monoline industry has participated in the asset-backed and international sectors. The international sector is diversified across public infrastructure and asset-backed sectors. 18

The Industry Participates in Large and Diverse Capital Markets Net Par Outstanding by Product Line – 6/30/07 Total Net Par Outstanding: $1.91 Trillion Includes: Ambac, FSA, MBIA and FGIC. Gross outstanding par for those companies was $2.21 trillion at 6/30/07. Source: Company reports. U.S. Municipal $1,149 Billion U.S. ABS $503 Billion International $259 Billion 26% 14% 60%

Annual insured par has expanded about 10-fold over the past 20 years. More recently, over the past 10 years, ABS and international volume has driven growth and continues to add diversity. 20

Industry Has Experienced Strong Growth in Gross Par Originated and Product Diversification Annual Gross Par Insured Sources: FSA, MBIA, Ambac and FGIC company reports. Includes secondary-market transactions. (1) Includes ABS, MBS and funded and unfunded CDOs and CDS. $Billion Par 0.25 43.0 10.0 41.0 0.9 44.4 77.2 3.1 110.0 122.4 23.7 113.0 98.0 159.6 43 52 125 256 268 59.2 366 147.2 57.0 189.3 151.1 73.4 414 196.9 103.1 Non-U.S. U.S. ABS(1) U.S. Muni 364 64.3 167.1 184.0 52.7 404 60.9 223.7 163.3 448 167.6 190.9 75.2 421 126.4 99.1 33.6 259 1985 1990 1995 1999 2000 2001 2002 2003 2004 2005 2006 1H07

22 New originations in all three markets continue to be dominated by four large companies (MBIA, FSA, Ambac and FGIC). FSA enjoys a strong position in each market. However, management’s credit and pricing concerns in the U.S. ABS market over the past several years have reduced FSA’s market share.

First Half 2007 Monoline Financial Guaranty Insurance Industry Market Shares – New Originations Market Shares of Gross Par Insured As of 6/30/07 (1) Source: Thomson Financial, as published in The Bond Buyer. Represents only primary issuances (no secondary). Percentage estimates based on table of bond insurer rankings crediting each firm with the actual amount that it insured within each issue. Total volume shown is from monthly market volume table. (2) Source: Company reports (Includes ABS, MBS, CDOs and CDS). (3) Other monoline financial guarantors. Total Par Insured: $111.6 Billion Total Par Insured: $33.6 Billion U.S. Municipal Market(1) U.S. ABS Market(2) International Market(2) Total Par Insured: $126.4 Billion (3) FGIC 13% AMBAC 27% MBIA 40% FSA 20% FGIC 11% AMBAC 22% MBIA 46% FSA 21% FGIC 19% XLCA 6% Other 6% AMBAC 24% MBIA 23% FSA 22%

In the U.S. municipal market, insured penetration has been rising over the past 15 years, stabilizing in the range of 50% (+/-). 24

Source: Bond Buyer U.S. Municipal Bond Insurance Penetration Rate for Financial Guarantors 235 293 165 160 185 221 228 201 288 287 384 48% 359 360 408 $Billion Insured 388 1H07 230 81 108 62 69 84 106 146 105 79 131 178 191 194 228 191 111 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06

The ABS market continues to grow. Insured ABS sector penetration declined beginning in 2005 due to historically tight credit spreads, high investor liquidity and strong investor appetite for senior/subordinated structures. In the first half of 2007, certain ABS sectors with significant insured penetration rates or dollar volumes were:(1) Home equity loans Home equity lines of credit Auto loans - subprime Auto leases Insurance premium loans Container leasing Franchise fees % Insured Market Vol In addition to the insured amount reported here, the financial guarantors also insured $3.3 Bn in MBS Alt-A/jumbo residential mortgages. Though not reflected in reported ABS market volumes, financial guaranty insurers are significant participants in the synthetic market. $16.6 Bn 12.9 Bn 11.6 Bn 3.6 Bn 1.7 Bn 0.6 Bn 0.2 Bn 80% 99% 86% 40% 60% 100% 100% Insured Vol $13.2 Bn 12.8 Bn 9.9 Bn 1.4 Bn 1.0 Bn 0.6 Bn 0.2 Bn 26

(1) Source: Asset-Backed Alert: ABS Database. Represents only funded primary issuance (no secondary). Figures exclude collateralized bond obligations and MBS (agency and jumbos) as well as U.S. dollar-denominated issues backed by non-U.S. collateral. Insurers receive credit for only the insured amount. U.S. ABS Insured Penetration Rate for Financial Guarantors (Public and 144A ABS Market - Par Insured)(1) Senior/Sub $740 Bn (91%) Insured $74 Bn (9%) Total: $814 Billion 2005 Senior/Sub $758 Bn (91%) Insured $76 Bn (9%) Total: $834 Billion 2006 Total: $356 Billion 1st Half 2007 Senior/Sub $307 Bn (86%) Insured $49 Bn (14%)

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International Public Infrastructure and Asset-Backed Markets Offer High Growth Prospects for Financial Guarantors Bond markets are generally expanding outside the U.S., creating greater potential for growth in demand for financial guarantees. Estimated size of infrastructure finance markets in 2006 (U.S. dollar equivalent)(1) United Kingdom $18.0 Billion Europe(2) $26.5 Billion Australia $14.7 Billion European asset-backed market in 2006 totaled €458.9 Billion.(3) Industry’s international annual par originations have grown from just $3 Billion in 1995 to more than $75 Billion in 2006. (1) FSA estimates based on Project Finance International league tables of non-recourse debt, January 24, 2007. Excludes power, petrochemical and mining projects. (2) Includes only countries meeting FSA guidelines. (3) ESF Securitisation Forum Data Report, Winter 2007. Includes CDOs issued in euros regardless of collateral location.

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2007 Financial Security Assurance Inc. (FSA)

FSA’s holding company was a NYSE-listed company from 1994 until 2000, when it was purchased by Dexia, the world’s leading public finance bank. Financial Security Assurance Inc., the principal operating subsidiary, provides financial guaranty insurance for public finance and asset-backed obligations. The Financial Products (FP) segment is a sister subsidiary to FSA Inc. FP combines lower cost funding with investments in higher-yielding, high-quality, liquid securities, primarily ABS/MBS, to earn an attractive Net Interest Margin (NIM) for the holding company. 32

Financial Guaranty Financial Security Assurance Inc. (FSA) Monoline financial guaranty insurance company Founded in 1985 to insure asset-backed securities Entered municipal market in 1990 Rated Triple-A by S&P, Moody’s, Fitch Ratings, and Rating and Investment Information (Japan) As of 6/30/07 Holding Company Financial Security Assurance Holdings Ltd. (FSA Holdings) Independent public company (NYSE) from 1994-2000 Acquired by Dexia in July 2000 Financial Products Guaranteed investment contracts (GICs) Medium term note (MTN) programs FSA is a Wholly Owned Subsidiary of Dexia

While wholly owned by Dexia, FSA Holdings is governed by its Board of Directors and maintains separate management, financial and operating strategies. 34

FSA’s management is characterized by long tenure and strong experience in the insured municipal, structured finance and international markets. FSA Holdings’ Board of Directors consists of two FSA officers, six Dexia officers and four independent directors. Four board committees provide additional oversight – Audit Committee, Underwriting Committee, Investment Committee and Human Resources. Three of these committees are chaired by independent directors. FSA Holdings’ senior debt is listed on the New York Stock Exchange, requiring the company to comply with NYSE reporting requirements for debt issuers. FSA Holdings complies with all SEC reporting requirements. FSA Inc. is regulated by the New York Insurance Department. FSA Has Retained Important Elements of Independent Governance

Dexia ranks among the 20 largest banks in Euroland and is one of the world’s most highly rated financial institutions (Aa1/AA/AA+). Dexia financial highlights (June 30, 2007): FSA employs about 375 employees and produces about 12% of Dexia’s net earnings.(1) Market Capitalization €27.1 Bn Total Balance Sheet Assets €577.3 Bn Tier 1 Capital €14.0 Bn 6 Months 2007 Net Income €1.5 Bn Return on Equity (annualized) 21.5% Tier 1 Capital Ratio 9.9% Capital Adequacy Ratio 10.5% Employees 34,000 36 Dexia (1) Excludes non-recurring items.

Strong strategic fit Dexia, when combined with FSA, is the world leader in public finance FSA is Dexia’s only entrant in Financial Guaranty space Enhanced stability FSA’s access to capital not dependent on stock market Dexia shares FSA’s conservative credit culture Opportunities for growth Incremental capital if needed Synergies, new products Increased visibility in the European market FSA Derives Strong Benefits from Affiliation with Dexia

Since inception (1985-June 2007), FSA has insured in excess of: All FSA transactions have underlying investment-grade ratings at time of origination. Credit underwriting and structuring standards are designed to produce extremely low frequency of default and low loss-severity given default. $539 billion of gross principal in ABS transactions $532 billion of gross principal in municipal transactions 38

Asset Securitization Auto Loans & Leases Credit Card Receivables Other Consumer Receivables Home Equity Loans (RMBS) Equipment Leases Trade Receivables Insurance Receivables Pooled Corporate Obligations Pooled Credit Default Swaps Liquidating portfolios in bankruptcy-remote structures Essential public facilities with host government support(1) FSA Insures Low-Risk Asset-Backed, Municipal and Other Public Infrastructure Financings Municipal/Infrastructure Finance State/Local Gov’t Obligations Airports Bridges & Tunnels Power Projects Toll Roads & Mass Transit Water & Waste Treatment Hospitals Housing Authorities Universities (1) Includes private-company operation of public infrastructure that provides an essential public service, with host government support in the form of an exclusive or limited franchise.

Average annual losses of only 0.5 bps of weighted average net par outstanding over the past five years (2002-2006), and 0.9 bps of weighted average net par outstanding over FSA’s 22-year history (1985-2006). Losses and LAE (Loss Adjustment Expense) incurred includes claims paid and case reserves for expected future losses. 40

Case reserves total $54 million (GAAP total is $53 million) FSA’s GAAP non-specific loss reserve balance is $146 million. $827,343 $218 2.6 bps $164 FSA’s Losses Have Been Rare and of Limited Severity As of 6/30/07. Statutory basis unless otherwise indicated. Net par insured since inception Net total losses & LAE incurred Net total losses & LAE incurred, as a percentage of net principal insured Net actual losses paid to date $440,867 $182 4.1 bps $154 Asset- Backed Total $386,476 $36 0.9 bps $10 Public Finance Dollars in Millions Inception to Date

Despite stressful economic periods and related poor credit conditions since the 1990s, FSA’s losses have been quite low. Over the past decade, FSA’s loss experience has been a small fraction of the charge-offs by U.S. banks. 42

FSA’s Loss History vs. U.S. Banks 1992-2006 Losses as bps on Average Principal Outstanding 1992 - 2006 Bank Weighted Avg Annual Charge-Offs = 60 bps 1992 - 2006 FSA Weighted Avg Annual Losses = 0.9 bps (1) Source: FDIC reports. Information from FDIC website available beginning in 1992. (2) Excludes FSA’s single-name credit default swap termination charge of $42 million. (2) FSA All FDIC-insured Institutions(1) -5 15 35 55 75 95 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06

Qualified statutory capital = an insurance company’s policyholders’ surplus plus contingency reserve under New York State statutory accounting rules Statutory unearned premium reserve = premiums written but not yet earned (primarily public finance) Net present value of future installment premiums = future installment premiums from business already originated (primarily asset-backed), discounted to net present value at a rate equal to the average pre-tax yield of the investment portfolio for the three years prior to each transaction’s origination Soft capital facility = a limited recourse, standby line of credit provided by a group of international banks CPS = Money market committed preferred trust securities. The CPS is fully funded and FSA has the right to access the capital through the exercise of put options Statutory loss and loss adjustment expense (LAE) reserves Total Claims-Paying Resources Composition of Claims-Paying Resources at June 30, 2007: $2,643MM $350MM $54MM $200MM $6,257MM $894MM $2,116MM 44

FSA’s Claims-Paying Resources Have Grown at an 18% Annual Compound Rate (December 1994-June 2007) $MM As of 6/30/07 Rating agencies use claims-paying resources in evaluating guarantors' financial strength. 1H07 6,257 6,056 5,676 5,231 4,658 3,819 3,217 2,805 2,592 2,120 1,696 1,372 1,157 822 94 95 96 97 98 99 00 01 02 03 04 05 06

FSA’s highly diversified insured portfolio is composed of public finance obligations supported by taxes and/or revenues from essential public services and structured ABS and MBS issues backed by reliable streams of cash flow from pools of assets. 46

FSA’s Portfolio of Insured Transactions is Highly Diversified Net Par Outstanding: $399 Billion 1% Collateralized Bond Obligations (CBOs)(1) 7% Collateralized Loan Obligations (CLOs)(1) 10% Pooled Corporate Credit Default Swaps (CDS)(1) 3% Consumer Receivables 6% Residential Mortgages 7% Other Asset-Backed 1% Other Public Finance 66% Public Finance ($263 Billion) As of 6/30/07. Statutory basis. (1) CDS of CBOs and CDS of CLOs are included in CBOs and CLOs, respectively. CDS referencing obligations outside the pooled corporate sector are included in the appropriate asset-backed or public finance categories. (2) Primarily PFI/PPP and utility. 34% Asset-Backed ($136 Billion) and School Districts 27% General Obligations of Cities 1% Education 4% Transportation 3% Health Care 11% Utility 2% Housing 12% Tax-Supported Non-General Obligations 5% International Infrastructure(2)

Public Finance Exposures as Percentages of Public Finance Portfolio CA 13% NY 8% TX 7% PA 7% FL 5% IL 5% NJ 4% MI 4% WA 4% MA 3% OH 3% IN 2% GA 2% CO 2% WI 2% MN 2% OR 2% States & Territories with <1.5% 20% Subtotal U.S. 92% Non-U.S. 8% 48 (1) Sum does not equal 100% due to rounding. TOTAL(1) 100%

As of 6/30/07. Statutory basis. (1) Par amount includes 8% of Non-U.S. exposure. Net Par Outstanding: $262.8 Billion(1) Geographical Diversification of FSA’s Insured Public Finance Portfolio is Roughly Consistent with Population & Economic Activity Percentages of Total Public Finance Portfolio

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Net Par Outstanding: $399.4 Billion Total Public Finance and Asset-Backed 21% Other States(1) 21% Diversified U.S. Asset- Backed Collateral(2) 13% Non-US 2% Massachusetts 10% California As of 6/30/07. Statutory basis. (1) Represents states with less than 1.5%. (2) “Diversified U.S. Asset-backed Collateral” represents the combined sum of the assets in each transaction that have either no particular state (e.g., individual U.S. credits in CDOs or CDS) or are located in states comprising less than 10% of each transaction par value. FSA’s Total Insured Portfolio is Geographically Well Diversified 2% Georgia 2% Ohio 3% Michigan 4% Pennsylvania 4% New Jersey 6% New York 4% Florida 5% Texas 3% Illinois 2% Washington

 France Australia 100.0% Total Non-US Net Par Outstanding Germany 13.1% Uncategorized(2) Others Canada Japan Italy Netherlands 16.0% European Union(1) 33.0% United Kingdom % US$Bn Location: $49.9 Bn (1) Represents transactions that have exposure to more than one European Union member country. (2) Represents transactions that have exposure to more than one non-U.S. country, including at least one that is not an EU member. 52 Currency: $35.6 Bn 40% of non-U.S. currency is Euros, 43% is Pounds Sterling and 12% is Australian Dollars. Other currencies include the Chilean UF, Japanese Yen, Hungarian Florint and Mexican Peso. FSA does not take direct currency risk. Highly rated financial institutions provide swaps, where necessary, to convert local currency to the currency of the insured securities. Non-U.S. Exposure 16.5 8.0 1.6 3.3% 1.5 3.1% 1.0 2.0% 4.4 8.8% 4.2 8.4% 6.5 1.4 2.9% 49.9 3.3 6.7% 1.4 2.8%

As of 6/30/07. Statutory basis. US$ using exchange rates at 6/30/07. Currency hedges, internal or external to transactions, are not reflected in illustrations. FSA’s Non-US Exposure (As Portion of $399.4 Billion Net Par Outstanding) By Location of Obligor or Assets By Currency of Insured Obligation $363.8Bn $35.6Bn $349.5Bn $49.9Bn United States 91.1% Other 8.9% International 12.5% United States 87.5%

Single-A or better credits constitute 88% of Public Finance business and 87% of ABS business. FSA utilized first-loss reinsurance from strong third-party reinsurers for certain transactions originated in prior years, representing a small percentage of its current outstanding ABS. First-loss reinsurance reduces risk to FSA, which is often reflected in a higher underlying rating assigned to that portion of a given ABS transaction benefiting from first-loss reinsurance. FSA also uses first-loss reinsurance on many of its project finance transactions. 54

88% of FSA’s Insured Portfolio is Shadow-Rated Single-A or Higher (Net Par Outstanding) As of 6/30/07. Statutory basis. Internal FSA ratings expressed in industry terms. (1) Reflects benefit of layered loss reinsurance. Public Finance $262.8 Bn ABS $136.6 Bn Overall Combined (Incl. ABS & Muni) $399.4 Bn (1) (1) BBB 13% AAA 67% AA 17% NIG <1% A 3% BBB 12% AAA 25% AA 32% NIG <1% A 31% BBB 12% NIG <1% AAA 2% AA 41% A 45%

In a challenging business environment during the first half of 2007, the quality of business originated remained high. Single-A or better credits constituted 96% of public finance business and 76% of ABS business. First Half 2007 Originations 56

85% of First Half 2007 Originations Were Shadow-Rated Single-A or Higher (Net Original Par Insured) Public Finance $21.3 Bn ABS $24.0 Bn As of 6/30/07. Statutory basis. Internal FSA ratings expressed in industry terms. Overall Combined (Incl. ABS & Muni) $45.3 Bn AA 45% A 49% AAA 2% BBB 4% A 23% AA 21% AAA 41% BBB 15% A 1% AA <1% AAA 74% BBB 24%

No currency mismatch Sovereign foreign and local currency ratings to be at least investment-grade. (Exceptions may be made for certain future flow transactions where payors are located in qualified countries.) Appropriate structures to mitigate risk Extensive use of reinsurance arrangements Infrastructure projects have essential public purposes. International Underwriting 58

As of 6/30/07. Statutory basis. Internal FSA ratings expressed in industry terms. FSA’s Insured Non-U.S. Portfolio is 60% AA or Better Categorized by Shadow Rating ($49.9 Billion of Non-U.S. Net Par Outstanding) BBB 26% AA 5% A 14% AAA 55%

FSA has historically reinsured about 25% of gross exposure in order to limit single risks and enhance return on capital. FSA cultivates “partnerships” with its many high-quality reinsurers. In many cases, reinsurers post collateral for the sole benefit of FSA, which provides additional protection for FSA and may, in certain instances, result in FSA being assessed lower rating agency capital charges than if they were based solely on the reinsurer’s ratings. 60

Tokio Marine & Nichido Fire Insurance Co., Ltd. Assured Guaranty Re Ltd. Radian Asset Assurance Inc. RAM Reinsurance Company Ltd. Blue Point Re Ltd. XL Financial Assurance Ltd. Swiss Reinsurance Company R.V.I. Guaranty Co. Ltd. Other/Bank CDS Aa2/AA Aa2/AA Aa3/AA Aa3/AAA Aa3/AA Aaa/AAA Aa2/AA- A3/A- 5.9% 5.5% 4.6% 2.3% 1.4% 1.4% 0.7% 0.5% 1.4% (1) Moody’s and S&P ratings as of 9/10/07 (2) As of 6/30/07 (2) Ratings (1) 23.7% % of Total FSA Portfolio FSA Uses High-Quality Reinsurance to Reduce Risk and Increase Returns on Risk-Adjusted Capital

Investment income from FSA’s investment portfolio, a combination of capital, retained earnings and unearned premium reserves, is a major contributor to earnings and claims-paying ability. FSA’s internal investment guidelines are generally far more restrictive than those imposed by insurance regulations. 62

By Sector By Rating 97% of FSA’s Fixed Income Investment Portfolio is Rated AA or Higher As of 06/30/07. Excludes investments of consolidated variable interest entities and an equity investment in an affiliated company. Target index is 80% Lehman Municipal Bond 6+ Year Index; 20% Lehman Aggregate High Quality Index for domestic portfolio and 100% Lehman Aggregate High Quality Index for FSA Bermuda. At 06/30/07 target duration was 5.2 years and actual duration was 4.2 years. (1) 6.3% of the portfolio is AAA by virtue of FSA insurance. (1) Total Market Value: $4.7 Billion AAA 82% AA 11% A 3% A-1+/P-1 (includes all short-term) 4% Taxable 18% Tax-Exempt 78% Short-Term 4%

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2007 FSA’s Primary Business Lines

FSA’s underwriting principles are based upon the combination of low default frequency and low loss-severity when default does occur. Public infrastructure bonds and asset-backed securities are the core markets meeting FSA underwriting requirements. These same principles apply to FSA’s non-U.S. business in developed capital markets. For example, PFI/PPP transactions involve essential public infrastructure projects (low frequency of default) combined with structured finance techniques to limit severity of loss. The Financial Products (FP) segment is a sister subsidiary to FSA Inc. FP combines lower cost funding with investments in higher-yielding, high-quality, liquid securities, primarily ABS/MBS, to earn an attractive Net Interest Margin (NIM) for the holding company. 66

Primary Business Lines Guaranteed Investment Contracts (GICs) Municipal Finance: bonds issued by governmental entities (general obligation, revenue bonds) Other Municipal Finance: bonds issued by not-for-profit entities operating essential public services (e.g., healthcare) Infrastructure Finance: essential infrastructure financings (primarily PFI/ PPP/Project Finance)(1) CDS on Infrastructure bonds(2) Consumer receivables (auto loans, credit cards, etc.) Residential mortgage-backed securities Pooled corporate (primarily funded and synthetic CDOs) Other asset-backed CDS on pooled corporate and other ABS(2) Structured finance Municipal Medium Term Note Programs Asset-Backed Finance Municipal Finance Financial Guaranty Financial Products FSA-guaranteed MTNs tailored to investor specifications of currency, coupon, tenor, etc. (1) See Appendix C (2) See Appendix F Funding Investments High credit quality Very liquid LIBOR based to minimize interest rate risk Leverage core competencies of FSA

Public bond issuers are characterized by (1) perpetual existence (no bankruptcy), (2) continuous need for access to capital markets and (3) taxing power or power to raise user fees on essential services. 68

Though Mature, the Municipal Market will Remain Significant due to Continuing Public Infrastructure Needs Municipal Bonds General Obligations Secured by municipality’s pledge to levy taxes to service debt Other Tax-Supported Issues Secured by specific tax revenues, such as sales taxes or special assessments Revenue Bonds Secured by dedicated revenue streams from essential public services such as highway tolls, mass transit fares, airport revenues, electricity receivables, hospital revenues, etc. Affordable Housing Bonds Secured by revenues from single-family and multi-family housing programs of state and local housing finance agencies (generally subsidized to produce below-market rents or loans) Loss Experience: FSA losses from inception through 6/30/07 (including case reserves for expected losses) 0.9 bps ($36MM) on net public finance par insured since inception

Public infrastructure finance in U.K./Europe has evolved differently. Beginning in the mid-1990s under the Private Finance Initiative (PFI) in the U.K., private operators have been sold concessionary rights to build and operate public facilities. The PFI model for Public/Private Partnerships (PPP) has been introduced to many other regions, including the Americas. In PFI/PPP financings, payments from the host government are based upon (1) availability or (2) user fees (e.g., water receivables, road tolls, etc.). Privately owned utilities (water, electric and gas (distribution and transmission-related), waste to energy, etc.) provide essential public services and are subject to regulatory oversight. 70

International Infrastructure Finance is a Growth Market PFI / Project Finance PFI/PPP Financing of essential public services by revenues from government authorities Privatizations Financing of essential public services by user fees Utilities Secured by regulated revenue streams As of 6/30/07, international infrastructure finance represented approximately 3% of FSA’s total net par outstanding Loss Experience: No losses on $14.4 Bn of net par insured since inception 71

Structured finance has been a main focus of FSA since our beginning in 1985. Since the beginning of 2005, we have continued to insure subprime auto loans and other consumer assets, Triple-A CLOs and synthetic CDO transactions and have begun to insure HELOC transactions, as compressed spreads made uninsured executions more competitive in other mortgage sectors. 72

The Asset-Backed Securities Market Has Continuously Expanded and Transformed Itself Collateralized by security interests in diverse pools of loans to individuals Insured obligations secured by overcollateralization, cash reserves and excess interest spread Consumer Receivables (autos, credit cards, etc.) Residential Mortgages (jumbo and Alt-A home loans, home equity loans, home equity lines of credit, NIMs, etc.) Pooled Corporates (CLOs, CDS, other CDOs, corporate receivables, etc.) Insured obligations secured by overcollateralization and excess interest spread CLOs secured by overcollateralization and excess interest spread CDS protected by subordinate first-loss deductibles Loss Experience: FSA losses from inception through 6/30/07 (including case reserves for expected losses) total 4.1 bps ($182MM) on net asset-backed par insured since inception. 73

The Financial Products business combines lower cost funding with investments in higher-yielding, high-quality, liquid securities, primarily ABS/MBS, to earn an attractive Net Interest Margin (NIM) for the holding company. Two primary funding channels Investments are very high credit quality (92% AAA or A1/P1 rated).(1) Essentially no interest rate risks: Assets and liabilities are either naturally indexed to LIBOR or converted to LIBOR via interest rate hedging instruments. As such, the portfolio is managed to a 30-day duration. Rating agencies review and apply capital charges to all embedded risks. Structured GICs – attractive funding available because of need for AAA collateral and the added value of FSA’s structuring expertise Municipal GICs – lower-cost funding available because of municipal issuers’ need for reliable investment returns along with high-quality credit protection and flexibility 74

5.6% of the portfolio is AAA by virtue of FSA insurance, which includes 1.5% of inter-company notes issued as a result of FSA refinanced transactions. Investment of Proceeds Returns produce net interest margin Assets and liabilities converted to floating rate – eliminating material interest rate risk Focus on ABS investments to maximize use of FSA analytical skills and market knowledge Very high credit standards (underlying ratings currently 92% AAA or equivalent)(1) $17.9 Bn GIC principal outstanding at 6/30/07 FSA Capital Management Services (GIC Issuer) FSA-insured GICs for construction funds, debt service reserve funds, etc. $ $ FSA-insured GICs for credit linked note proceeds, etc. Municipal Funding Channel Structured Funding Channel $ Financial Products Business Segment is Now a Core Activity for FSA Holdings and a Natural Adjunct to the Financial Guaranty Business 75

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2007 Capital Strength 77

78 FSA’s capital has grown primarily through retention of earnings In addition to capital growth, claims-paying resources have grown from unearned premium reserves and future contractual premium flows Dexia’s potential support as a shareholder is not counted in any of these measures

FSA Has Experienced Strong Growth in Statutory Capital and Claims-Paying Resources $MM Rating agencies use claims-paying resources in evaluating guarantors' financial strength. Claims-paying resources Statutory capital CAGR: 18% CAGR: 15% December 31 June 30 822 1,157 1,372 1,696 2,120 2,592 2,805 3,217 676 782 1,038 1,320 1,437 1,594 1,876 2,104 2,281 2,418 2,554 2,643 6,257 6,056 3,819 4,658 5,231 5,676 645 466 94 95 96 97 98 99 00 01 02 03 04 05 06 07 79

Total future value of net principal and interest (P&I) divided by current statutory capital is often referred to as operating leverage for financial guarantors. FSA Management believes the more logical measure is total future value of net P&I divided by total claims-paying resources. While FSA has higher notional leverage than its peers, the higher credit quality of its insured portfolio allows it to compare favorably in terms of rating agencies’ capital adequacy measures. Leverage Ratios 80

As of 6/30/07 Source: Company reports Leverage Ratio Net P&I outstanding divided by qualified statutory capital Net par outstanding divided by qualified statutory capital Net P&I outstanding divided by total claims-paying resources Net par outstanding divided by total claims-paying resources A Financial Guarantor’s Leverage Ratio Must Be Viewed in Relation to the Quality of Its Insured Portfolio 218 64 151 92 FSA 126 197 149 40 63 48 100 125 81 63 99 72 AMBAC FGIC MBIA 81

FSA has generated high growth in earnings, Adjusted Book Value (ABV) and industry leading profitability without compromising credit quality and capital adequacy. More than 55% of FSA’s insured portfolio is shadow-rated AA or better, and 0.3% is rated NIG. 82 AAA and BBB Exposures in Insured Portfolio 18% 13% 23% 17% 17% 20% AMBAC FGIC MBIA 25% 12% FSA

FSA Has the Highest Average Rating Quality Among Its Peers Insured Portfolio Categorized by Shadow Rating Net Par Outstanding: FSA: $399Bn AMBAC: $547Bn FGIC: $314Bn MBIA: $652Bn % of Net Par As of 6/30/07 Source: Company information AA or higher A or lower 57% 43% FSA 38% 37% 51% 49% 63% 62% AMBAC FGIC MBIA 83

S&P Risk/Capital Measures FSA’s capital charges, applied to each deal by S&P, are among the lowest in both the municipal and asset-backed sectors, signifying conservative underwriting standards. S&P assigns a specific capital charge to each transaction ABS capital charge based on par Municipal capital charge based on average annual debt service 84

Weighted average capital charge on all outstanding issues. Source: S&P, June 2007 (as of 12/31/06). Public Finance ABS % of Par % of Average Annual Debt Service Based on S&P Capital Charges, FSA Has One of the Highest Quality Insured Portfolios 8.3 13.0 8.1 11.6 FSA AMBAC FGIC MBIA 0.9 1.9 1.8 1.9 FSA AMBAC FGIC MBIA 85

S&P Depression Model Format When S&P takes into account claims-paying resources, risk profile and other elements described below in its Depression Model, FSA clearly holds the strongest capital position among its peers. Simulates losses in a 4-year “AAA” depression Depression begins 3 years in the future Each insurer is assumed to grow its originations annually, during the 3 years leading up to the start of the depression, by the greater of (a) the company’s business plan or (b) 15% annually for municipal/infrastructure and 25% annually for structured finance business lines. During 4-year depression, losses equal 100% of capital charges (existing and projected exposure) Investments and reinsurance also experience loss Capital includes all claims-paying resources, including soft capital facilities Must survive this “depression scenario” with 25% more claims-paying resources than necessary to cover 100% of losses 86 S&P Depression Model (Worst-case claims environment)

Source: S&P, June 2007 (as of 12/31/06). % of “Depression Losses” covered by Insurer’s Capital 130-140% 120-130% 110-120% 100% 140-150% 150-160% S&P “AAA” Requirement (125%) FSA Has the Highest S&P Margin of Safety Model Shows FSA Can Withstand Claims Exceeding 150% of Losses in “Triple-A Depression” FSA AMBAC FGIC MBIA 87

Moody’s expected loss evaluation is based upon historical estimates for each rating category. Tail risk losses are the worst case distributions, considering correlation and diversity factors, which occur in the most extreme .01% of the Monte Carlo distribution. FSA’s expected and tail risk losses are approximately half those of Ambac and MBIA, and superior to FGIC. Each (obligor-based) exposure is defined by its Net par (adjusted for benefit from reinsurance) Expected default rate (rating, maturity, sector-specific) Expected loss severity (PV concept, sector-specific) Sources of correlation risk explicitly modeled Seller/servicer risk concentrations Country-level emerging-market concentrations Industry risk concentrations Macroeconomic volatility Moody’s Model Format 88

Industry Average (38) (2) CREDIT RISK RATIO (Lower is Better) Expected present value of losses embedded in the insured portfolio relative to net par outstanding, adjusted for the benefit received from reinsurance (i.e., the average expected loss rate on the portfolio). This ratio indicates a portfolio’s average credit quality, which depends upon its distribution across sectors, rating categories and tenors. Expected Losses Adjusted Net Par Outstanding bps TAIL RISK RATIO (Lower is Better) Adjusted Net Par Outstanding The maximum amount of (present value) credit losses with 99.9% confidence relative to net par outstanding, adjusted for the benefit received from reinsurance. Measures a portfolio’s stress-level losses relative to par, which depends upon its average credit quality, risk concentrations and correlations among credits. 99.9 Percentile Losses Industry Average (122) bps (2) FSA’s Strong Credit Risk and Tail Risk Ratios Reflect Company’s Focus on Lower Risk Exposures (1) Moody’s. Data is latest available (as of September 2007) for each company from December 2005. (2) Per Moody’s: Includes primary Aaa guarantors and Assured Guaranty, which was rated Aa1 in 2005 and subsequently upgraded to Aaa. 21 42 23 47 0 5 10 15 20 25 30 35 40 45 50 55 FSA AMBAC FGIC MBIA 71 132 89 132 0 20 40 60 80 100 120 140 FSA AMBAC FGIC MBIA 89

Monte Carlo estimate of the probability distribution of potential credit losses on the existing portfolio at a 99.9% probability against hard capital only and 99.99% considering total capital 90

Industry Average (1.57) (2) Industry Average (1.50) (2) Using a Monte Carlo Distribution Methodology, Moody’s Concludes that FSA’s Capital Strength is Superior Among Its Peers HARD CAPITAL RATIO(1)(3) (Higher is Better) TOTAL CAPITAL RATIO(1) (Higher is Better) Total capital relative to the maximum amount of credit losses (present value) with 99.99% confidence. Measures the ability of a guarantor to meet stress-level losses at a higher confidence interval with total capital (i.e., hard capital plus discounted value of soft capital facilities). Hard capital relative to the maximum amount of credit losses (present value) with 99.9% confidence. Measures the ability of a guarantor to meet stress-level losses with hard capital(3). (1) Moody’s. Data is latest available (as of September 2007) for each company from December 2005. (2) Per Moody’s: Includes primary Aaa guarantors and Assured Guaranty, which was rated Aa1 in 2005 and subsequently upgraded to Aaa. (3) Hard capital equals qualified statutory capital, unearned premium reserves, loss and loss adjustment expense reserves and 85% PV of installment premiums, less a capital charge for non-financial guaranty activities (such as GICs) and investment portfolio quality. Hard Capital 99.9 Percentile Losses (x) 99.99 Percentile Losses (x) Hard Capital + Soft Capital 1.82 1.66 1.50 1.53 1.25 1.5 1.75 2 FSA AMBAC FGIC MBIA 1.73 1.59 1.41 1.46 1.25 1.5 1.75 2 FSA AMBAC FGIC MBIA 91

Fitch Matrix Capital Model 92 Based on this stochastic model, FSA has a solid capital position. Via Monte Carlo simulation techniques, the Matrix model assesses insured portfolio defaults and recoveries, and related correlations, as well as the impact of reinsurance and soft capital facilities, including reinsurer defaults and collections. It uses continuous default and recovery distributions to reflect outcomes across a full range of good through bad economies. “Regime shift” function periodically introduces more severe default, recovery and correlation assumptions in the simulation to reflect the “risk of the unknown.” The key output is the Core Capital Adequacy Ratio (CCAR), which is the adjusted claims-paying resources over the required claims-paying resources at the level of confidence Fitch requires for a given ratings level, where 1.0x is the minimum for that rating level.

In Fitch’s New Matrix Capital Adequacy Model, FSA Performs Competitively Fitch, September 6, 2007 – Fourth Quarter 2006 model results. CCAR (x) Fitch “AAA” Requirement (1.00x) 1.01 1.14 1.11 1.09 1.00 1.05 1.10 1.15 1.20 1.25 1.30 FSA AMBAC MBIA FGIC 93

94

2007 FSA’s Financial Performance Period Ended June 30, 2007 95

96 Operating EPS is defined as net income before mark-to-market adjustments for investment-grade credit default swaps and one-sided fair–value adjustments for economic hedges. Adjusted book value (ABV) consists of book value plus net deferred premium revenues and the estimated value of future contractual cash flows, less net deferred acquisition costs, unrealized investment gains and fair-value adjustments for insured CDS and economic interest rate hedges. Beginning in the fourth quarter of 2006, it is further adjusted to apply International Financial Reporting Standards (IFRS) to items for which IFRS and GAAP differ, in order to more closely parallel Dexia reporting. FSA’s management believes that growth in ABV is an important indicator of future earning potential and the best measure of current economic value, excluding franchise value, of the company.

Adjusted Book Value Per Share Operating Earnings Per Share (Twelve Month Trailing) CAGR Since Merger: 17% CAGR Since Merger: 16%(1) 12/00 12/01 12/02 12/03 12/04 12/05 12/00 12/02 12/03 12/04 12/05 Since the Merger with Dexia in July 2000, FSA Has Grown Operating Earnings per Share and Adjusted Book Value in the Mid-Teens on a Compounded Annual Basis ABV growth rate takes dividends into account. 12/06 ABV per share is impacted by $400MM extraordinary dividends paid in 4Q06. 12/06 12/06 (2) Financial Security Assurance Holdings Ltd. $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $50 $60 $70 $80 $90 $100 $110 $120 $130 12/01 97

98

CAGR Since July 2000 Merger*: 15.3% Another Growth Measure: Shareholders’ Equity (Adjusted for Dividends Paid) Has Doubled in Six Years Year-End GAAP Equity $MM $3,389 $3,414 $2,677 $2,960 $2,262 $1,962 $1,665 $1,466 Dividends Paid GAAP Equity *Adjusted to add back dividends paid since merger. Assumes no earnings on dividends paid. Financial Security Assurance Holdings Ltd. $2,686 $2,722 $2,823 $2,611 $2,219 $1,919 $1,634 $1,466 2000 2001 2002 2003 2004 2005 2006 1H07 99

Each year’s new originations are the source of future premium earnings. 100

 895 448 927 1,014 FSA’s Balanced Strategy Has Allowed FSA to Produce Strong PV Originations with a CAGR of 13% from 2000 to 2006 Financial Security Assurance Holdings Ltd. PV Originations $MM 910 Financial Products International International ABS International Public Finance U.S. ABS U.S. Public Finance 415 140 222 421 483 485 310 151 199 350 196 178 195 113 129 109 120 199 190 242 318 56 49 30 66 44 74 93 120 49 434 234 186 4 2000 2001 2002 2003 2004 2005 2006 1H07 882 697

The cumulative effect of many years of originations is a storehouse of future earned premiums. Municipal premiums are generally collected at origination and held in the unearned premium reserve on the balance sheet. ABS, MBS, GIC, NIM and certain other premiums are contractually committed and collected over time as the risk expires. 102

Net PV Premium & Financial Products NIM Outstanding Net Unearned Premium Reserve $977 $1,256 $1,481 $1,774 $2,063 $2,313 CAGR: 16.8% $2,553 Financial Security Assurance Holdings Ltd. $MM $2,675 583 670 891 1,167 1,336 1,510 1,648 1,655 394 556 590 607 727 803 905 1,020 2000 2001 2002 2003 2004 2005 2006 1H07 Resulting in Stored Value of Future Revenues More Than Doubling Over the Past Six Years

The foundation for profitability and financial performance is careful credit underwriting and pricing discipline on each transaction insured. FSA’s business produces strong risk adjusted pricing (profitability) ratios based on its high-quality writings and pricing discipline. For U.S. asset-backed and international structured finance, S&P’s risk adjusted pricing index is defined as weighted average premium rate divided by weighted average capital charge (both weighted by par written). For U.S. public finance and international public finance, S&P’s risk adjusted pricing index is defined as implied public finance weighted average premium rate (public finance PV premium divided by debt service) divided by weighted average capital charge (weighted by debt service). 104

Based on S&P Risk Adjusted Pricing (Profitability) Measures, FSA Performs Competitively with the Industry S&P Risk Adjusted Pricing Analysis for Year Ended 2006 U.S. Asset Backed FSA ‘AAA’ Primary Insurers Average (excludes FSA) U.S. Public Finance International Structured Finance International Public Finance 5.53% 4.75% 16.84% 15.28% 7.28% 13.59% 7.38% 8.58%

Operating ROE has consistently met or exceeded a target level of 13%. 106

 Financial Security Assurance Holdings Ltd. Operating ROE 14.5% 13.7% 13.5% 14.8% 14.0% 13.0% 14.6% 13.7% 2000 2001 2002 2003 2004 2005 2006 1H07 and this Sector Profitability Translates into Strong Aggregate Corporate Returns

108

FSA Produces a Competitive ROE Versus Peers Even before Taking into Account FSA's Leading Capital Adequacy Measures

FSA



Operating ROE
2004
2005
2006
14.8%
13.5%
13.7%
15.4%
14.3%
14.8%
13.5%
12.5%
12.1%
8.6%
9.5%
11.2%
FSA(1)
AMBAC(2)
MBIA(3)
FGIC(4)

(1) FSA operating earnings is defined as net income before fair-value adjustments for investment-grade credit default swaps and economic interest rate hedges. Equity excludes OCI and MTM on CDS and interest rate hedges.

(2) AMBAC operating earnings is defined as income from operations excluding the impact of investment portfolio realized gains and losses, MTM gains and losses from certain non-trading derivatives instruments and certain other items. For comparative purposes, average equity excludes OCI.

(3) MBIA operating earnings is defined as net income before: fair-value adjustments for investment-grade credit default swaps, economic interest rate hedges, net realized capital gains, and net realized foreign exchange gains.

(4) FGIC does not report operating earnings. For comparative purposes, average equity excludes OCI. There are no adjustments for earnings.

IR063007v092707.ppt

109

110 Excess capital is defined as Moody’s hard capital ratio in excess of 1.50x measured on December 31, 2005. Operating earnings reduced by investment income that would have been earned on the excess capital.

Adjusted for Excess Capital, FSA Generates a Premium Return on “Deployed” Equity Relative to Its Peers Operating Return on Equity(1) Operating Return on “Deployed” Equity(1) Industry Average (1.57) Moody’s Hard Capital Ratio (Higher is Better) Hard Capital (x) 99.9 Percentile Losses Hard capital relative to the maximum amount of credit losses (present value) with 99.9% confidence. Measures the ability of a guarantor to meet stress-level losses with hard capital. 2006 Return on Equity (1) As calculated by FSA 14.8% 13.7% 17.0% FSA 1.82 FSA 11.2% 12.1% 16.9% 11.2% 12.4% AMBAC MBIA FGIC

Viewed another way, FSA’s combination of return on equity and capital strength gives it a uniquely strong industry position. 112

Moody’s Hard Capital Ratio and Moody’s Operating ROE Ambac FGIC Industry Average(3) FSA  Moody’s Hard Capital Ratio(2)  (Higher is Better)  Moody’s Operating Return on Equity (1)  (Higher is Better) (X) (%) (1) As of December 2005, latest period that full-year comparable data is available. First half 2006 annualized figures for FSA and MBIA were 13.5% and 13.0%, respectively. First nine months of 2006 annualized figure for Ambac was 15.8% (2) Moody’s. As of December 31, 2005. Data is latest available (as of September 2007) for each company from “Credit Opinions.” (3) Average operating ROE is shown here as the simple average of these four companies. Hard Capital Ratio – Moody’s December 2006, Industry Outlook – “Global Financial Guaranty Insurance Industry Outlook” 1.63x, 12.2% MBIA 1.66x, 14.4% 1.53x, 11.3% 1.50x, 9.5% 1.82x, 13.5% 9.0 9.5 10.0 10.5 11.0 11.5 12.0 12.5 13.0 13.5 14.0 14.5 15.0 1.3 1.4 1.5 1.6 1.7 1.8 1.9 2.0

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List of Appendices A: ABS Transactions - Structure & Underwriting Techniques B: Collateralized Debt Obligations - Structure & Underwriting Techniques C: Public Infrastructure Financing (PFI/PPP) - Structure & Underwriting Techniques D: Monoline Default Spreads E: Variable Interest Entities F: Credit Default Swaps and Mark-to-Market Effects

116

2007 Appendix A: ABS Transactions – Structure & Underwriting Techniques

Large diverse pools of receivables with predictable cash flows or liquidation value are segregated to support the obligation. Being the controlling party on specific transactions permits FSA to rapidly exercise remedies when performance falters. Structures include technical default performance triggers to protect FSA and bondholders by accumulating excess cash flow, paying down debt early, or other mechanisms to reduce risk. In transactions where poor servicer performance could lead to a material erosion of FSA's credit position, documents generally allow for either replacement of the servicer by FSA if performance deteriorates or other compensating credit protection. 118

ABS Have Bankruptcy Remoteness with Assets Transferred through “True Sale” from Sponsor to SPV Basic Structure of Insured Asset-Backed Securities Assets Sponsor $ SPV Bonds $ Note: SPV=Special Purpose Vehicle, protected from possible bankruptcy of the Sponsor. Investors Bond Insurer

The Junior and Equity tranches ($150) provide overcollateralization for the Senior Insured tranche ($850). Overcollateralization = = 17.6% 150 850 120 In this illustration:

Equity Tranche ($50) Senior Tranche Insured by FSA ($850) Junior Tranche ($100) FSA-Insured ABS Transactions are Protected by Overcollateralization Example: Financing of a $1,000 Asset-Backed Transaction

Interest rate on original assets: 10% Interest rate on insured senior notes: 5% Interest payments generated by the pool of assets=$100 per year Insured senior notes’ required interest payments=$43 per year ($850 x .05) Interest coverage = = 2.3x 100 43 In this example: 122

Par Amount Equity Tranche + Overcollateralization ($50) Interest Rate Senior Insured Tranche ($850) $1000 10% 5% Junior Tranche ($100) Available to cover defaults and remunerate equity investors $850 $950 Total annual interest required by the Senior Insured Tranche = $43 per year and by Excess Spread

Example: This transaction breached two first level triggers (a net cumulative loss trigger at in Month 29 and a delinquency trigger at in Month 32) causing additional cash capture to an increased level. Subsequently, it breached a second level trigger (a more severe delinquency trigger at in Month 33) causing cash capture to a higher level and permitting servicer termination. 2 1 3 In addition to overcollateralization and cash flow coverage, well-structured transactions are not static. Performance triggers are designed to anticipate problems early and to capture excess cash, pay down senior debt early and provide FSA with other remedies. FSA’s ABS Surveillance Group monitors portfolio performance versus triggers to ensure they are implemented. 124

% of Ending Receivables Balance 3 Month 31+ Day Delinquencies Transaction Actual Performance First Level Triggers Second Level Triggers % of Original Principal Balance Net Cumulative Losses as % of Original Principal Balance Cumulative Defaults as % of Original Principal Balance 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 1 4 7 10 13 16 19 22 25 28 31 34 MONTHS OUTSTANDING 2 1 FSA Insured Auto Transaction Example of FSA Performance Triggers 3 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 0% 3% 6% 9% 12% 15% 18% 21%

As illustrated on the prior page, the cumulative net losses and delinquencies on this transaction were higher than the cumulative net loss and delinquency benchmarks established by FSA when it underwrote the transaction. As a result, the spread account held for the benefit of FSA and the insured bondholders was required to increase to 11% of the outstanding pool balance from an original level of 7% of outstanding pool balance (a 57% increase). 126

Spread Account Balance as a % of Outstanding Pool Balance Initial Step-up Event (Cumulative Loss Test Breached) MONTHS OUTSTANDING 1 FSA Insured Auto Transaction Effect of Trigger Being Breached 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 1 5 9 13 17 21 25 29 33

During the period when the deal was performing within tolerance levels, spread (i.e., protection) was released. However, once the performance deteriorated past trigger levels, additional spread was captured. Therefore, despite FSA’s Revised Expected Losses on this transaction being more than double Original Expected Losses, the remaining protection on this transaction at 35 months was still 2.1 times the remaining expected losses (see diagram with dotted lines in upper right corner). Additionally, at the 35th month, the transaction had paid down over 70% of its original par and had a remaining expected life of 31 months. 128

Original Expected Break Even = 13.37% Revised Expected Break Even = 12.33% Revised Expected Losses = 9.65% Original Expected Losses = 4.75% MONTHS AFTER CLOSING Actual Losses % of Original Principal Balance Tolerance for Additional Expected Losses [B] Additional Expected Losses [A] ÷ [B] [A] = 2.1x FSA Insured Auto Transaction Cumulative Losses and FSA Breakeven Levels 0% 2% 4% 6% 8% 10% 12% 14% 0 6 12 18 24 30 36 42 48 54 60 66

The credit protection multiple equals the maximum amount of losses the transaction could absorb, given its credit enhancement (e.g., spread reserve account and future excess spread), without FSA paying a claim, divided by the amount of losses FSA expects the transaction to sustain based on FSA's assessment of the strength of the assets underlying the transaction. FSA’s credit protection multiple remained very strong despite the negative performance of the transaction. 130

Total Credit Protection/ Future Losses Original Expected Credit Protection Multiple(1) MONTHS OUTSTANDING Actual Credit Protection Multiple(2) Revised Credit Protection Multiple (1) Based on losses and future spread projected at time of underwriting. (2) Based on losses and spread captured to date of revision (Month 35) and projected remaining losses and future spread after that. FSA Insured Auto Transaction FSA Credit Protection Multiple 0 5 10 15 0 6 12 18 24 30 36 42 48 54 60

FSA’s single-risk limit for asset-backed securities is expressed in terms of the credit gap, the difference between FSA’s level of protection provided by overcollateralization, excess cash flow, reinsurance (e.g., layered loss) and other protections and the natural rating agency AAA level of protection. For transactions with a shadow rating of BBB, such as this example, FSA limits its net retained credit gap to 20% of statutory capital, or about $529 million at June 30, 2007. When FSA insures more than one transaction from the same seller-servicer but the transactions are not cross-collateralized, FSA will assign a correlation factor between the transactions and apply the same limit on an aggregate basis. Other limits apply at other transaction shadow rating levels, for investment-grade servicers and to different sectors. 132

100% 12% AAA FSA-Insured Senior Notes (97%) Subordinate Tranche (3%) (not FSA-insured) 9% BBB Credit Gap from BBB to AAA BBB Illustration: Single-Risk Limitations on Asset-Backed Securities Example: $100MM in assets Non-investment-grade servicers FSA insured $97MM tranche, which is shadow-rated BBB $3MM subordinate tranche (not insured by FSA) and excess spread provides first coverage for transaction losses Credit gap is $9MM, well below the BBB limit of 20% of statutory capital

134

FSA Conducts Extensive Due Diligence and Surveillance Due diligence Credit review of issuer and/or servicer Due diligence staff responsible for conducting loan file reviews On-site operational reviews to evaluate the quality of the originator and the servicers’ operations and management expertise Loan charge-off reviews to evaluate servicers’ adherence to collection procedures and to develop expected loss severity assumptions In-house attorneys responsible for legal aspects of document review and legal structuring of transaction in conjunction with outside counsel Surveillance Identify and intervene early in transactions not performing up to expectations Conduct on-site servicing reviews Monitor payments and compliance Update internal shadow ratings on transactions based upon actual versus originally expected performance and FSA coverage levels Recommend case-specific reserves for transactions in which loss is probable and can be reasonably estimated

136

2006 Appendix B: Collateralized Debt Obligations – Structure & Underwriting Techniques

Collateralized Debt Obligations (CDOs) are pooled corporate debt obligations consisting of loans (CLO), bonds (CBO) or credit default swaps (CDS), protected by diversification, overcollateralization and excess spread. Since 2000, the vast majority of FSA’s CDO activity has been in the synthetic, or CDS, sector and has been at the Triple-A or Super Triple-A level (first-loss protection at least 1.3x Triple-A standard). FSA’s CDO originations slowed after rapid growth from 1997 to 2001 due to self-imposed capacity constraints and a tighter spread environment. FSA has generally not participated in the ABS CDO market. 138 Total ABS CDO exposure ($372.8 million in two transactions) U.S. sub-prime RMBS comprises 15.4% of combined assets of two transactions (or 0.01% of FSA’s total net par outstanding). Larger transaction ($300 million net par) has Super Triple-A underlying credit quality (at 4x Triple-A attachment point). Smaller transaction ($72.8 million net par) has Double-A underlying rating and minimal sub-prime exposure.

The sector and original underlying rating distributions of FSA-insured pooled corporate CDOs for transactions originated in each year (cohort year) based on original par insured, net of reinsurance. Credit default swaps written on CBO or CLO transactions are classified as CBO or CLO transactions (not as CDS). $B 5 10 15 20 25 30 $B 5 10 15 20 25 30 (1) First-loss protection exceeds 1.3x Triple-A level (2) 1.6% of 1997 originations were BBB (3) 2.1% of 1998 originations were Super AAA (2) (3) (1) In Recent Years, Most of FSA’s CDO Originations Have Been Super Triple-A CDS 6/07 6/07 97 98 99 00 01 02 03 04 05 06 CLO CBO CDS 97 98 99 00 01 02 03 04 05 06 Super AAA AAA AA A BBB

Super Triple-A underlying obligations, in which FSA’s first-loss protection exceeds 1.3x the level required for a Triple-A underlying rating, constitute 93% of CDS exposure and 62% of total CDO exposure. 140

As of 6/30/07. Statutory basis. CDS of CBOs and CDS of CLOs are included in CBOs and CLOs, respectively. CDS CLO $27.0 Bn $40.7 Bn Combined Total $71.5 Bn CBO $3.8 Bn FSA’s Portfolio of Insured Collateralized Debt Obligations is the Highest Quality Portion of FSA’s Insured Portfolio FSA Insured CDO Portfolio by Type AAA 27% AA 21% A 13% BBB 33% NIG 6% A 3% AA <1% AAA 74% Super AAA 23% Super AAA 93% AAA 1% AA 6% AAA 29% Super AAA 62% A 2% BBB 2% AA 5% NIG <1%

With 15% first-loss protection, the transaction can withstand 30% default frequency and experience 50% loss severity without FSA paying a claim. In this example of a generic investment-grade portfolio, 10% subordination achieves AAA; 15% (or 1.5x AAA) subordination achieves Super Triple-A. CDS transactions insured by FSA have had tenors of 5, 7 or 10 years, with underlying pools of either investment-grade or high-yield obligors. 142 Super-Senior CDS

Super Senior Aaa/AAA Aaa/AAA (90%) Reference Pool Synthetic CDO 10-Year CDS on 100 investment-grade names Average Rating Baa2/BBB Typical FSA Wrapped Super-Senior Synthetic CDO FSA-insured Senior Notes (85%) Subordinate tranches (15%) (not FSA-insured) Senior Aaa/AAA 5% Junior AA2/A 3% Mezzanine Baa3/BBB- 4% Equity N/R 3%

Standard & Poor’s 12-month trailing U.S. speculative default rate peaked at 10.5% in 2001 and declined to 1.2% at June 30, 2007, a 25-year low. S&P expects default rates to increase to 1.4% for 2007 and to 2.2% for the 12 months ending June 30, 2008. S&P’s U.S. one-year investment-grade default rate peaked in 2002 at 0.5%, declined to 0.0% at December 31, 2006 and remained at 0.0% for the 12 months ending June 30, 2007. 144

S&P’s U.S. One-Year Speculative-Grade and Investment-Grade Default Rate Speculative Grade Investment Grade Forecast 2007 Forecast 2Q08 2Q07 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 81 83 85 87 89 91 93 95 97 99 01 03 05

146

2007 Appendix C: Public Infrastructure Financings (PFI/PPP) – Structure & Underwriting Techniques

Outside the United States, FSA has guaranteed more than $39.2 billion gross par of public finance obligations, including $13.5 billion of PFI/PPP financings. Definitions FSA’s underwriting approach requires that the project or facility involve an essential public service with host government support in the form of an exclusive or limited franchise. While the largest market for these project financings is the PFI sector in the U.K., FSA has also guaranteed PPPs in Continental Europe, Australia, the United States, Canada and Chile. Similar transactions are being developed in Mexico. PFI (Private Finance Initiative) is a uniquely developed program in the U.K. PPP (Public/Private Partnership) is the generic term for private operation of public infrastructure. 148

PFI / PPP Transactions: Essential Public Facilities with Host Government Support Transport Roads Light Rail Airports Bridges and tunnels Accommodations & social housing Healthcare Education

Project or concession rights are held in a bankruptcy-remote SPV Debt issued by the SPV is secured by project cash flow from Availability payments from the host government or User fees generated by the project (tolls, rents, utility payments) 150 PFI / PPP

Operator Monoline Investors/ Lenders Shareholders Construction Contractor Users Granting Authority Project Company The PFI / PPP Structure Operator Monoline $ Investors/ Lenders Shareholders Construction Contractor Users Granting Authority Project Company Bonds/Loans Equity and/or Junior Debt Availability/Shadow Toll Payments if applicable Project Contract AAA Guaranty Construction Contract $ Services Tolls/User Charges if applicable Operation Contract Indemnity

152

PPP / PFI Underwriting Criteria are Specific for Each Sector Example: Toll Road Concession Transaction Determination of appropriate leverage amount Traffic and revenue forecasts and worst-case scenario analysis Debt/concession terms and toll rate setting flexibility Debt payments versus equity distributions – limits leverage and creates a “first loss” piece Life cycle cost analysis Competition Management Construction risk

154

2007 Appendix D: Monoline Default Spreads

156

Drivers of Monoline Default Swap Spreads Limited natural sellers of monoline protection (supply/demand imbalance) While the CDS market has experienced tremendous growth over the last few years, trading activity on the monoline names remains relatively modest Difficulty of quantifying “credit event” risk across the full spectrum of the monoline’s insured book Wide array of potential reference obligations and deliverable obligations (for settling a loss protection amount) Hedgers of specific obligations must evaluate joint probability of default of the monoline and the insured underlying obligation Hedge fund speculation activity The amount of exposure/credit quality that a monoline has to ABS CDOs with subprime exposure As for other industries, current market perception is the main determinant of credit default swap spreads for the monolines. However, monoline spreads are further influenced by the following:

Despite some volatility of default swap spreads on the monolines over the last several years, FSA's spreads have remained relatively stable since the beginning of 2004. At September 7, 2007, FSA’s spread was 35 bps. Spreads on monoline-wrapped funded securities remain stable despite volatility in monoline default swap spreads. 158

Source: Lehman Brothers * Monoline default swap spreads traded in the 35-40 bps range from January through June 2002 (1) Bid prices for 5-year protection. Reflects insurance company names (not holdings). For 11/4/03 to 12/11/03 period, spread data for FSA not available. (2) Lehman began providing data for FGIC on June 27, 2007. (3) On September 7, 2007, FSA's bid spread was 35, Ambac's was 120, MBIA's was 110 and FGIC's was 135. Spread MONTH FSA Ambac (3) 9/7/07 9/7/07 Default Swap Spreads: July 2002 – September 7, 2007 (1) FGIC MBIA 3/06 6/06 9/06 12/06 3/07 9/07 6/07 6/06 9/06 12/06 3/05 6/05 9/05 12/05 3/04 6/04 9/04 12/04 3/03 6/03 9/03 12/03 9/02 12/02 1/02-7/02* (2) 7/07 8/07 6/07 0 20 40 60 80 100 120 140 160 180 200 220 0 20 40 60 80 100 120 140 160 180 200 220 FGIC Ambac MBIA FSA FGIC Ambac MBIA FSA

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2007 Appendix E: Variable Interest Entities

4

Every asset in Global Funding has been underwritten in a manner consistent with FSA’s financial guaranty credit process. “If we wouldn’t insure it – we wouldn’t buy it.” 92% of Global Funding assets are rated A or above prior to the application of FSA’s guarantee. FSA Global and Premier’s holdings are included in the rating agencies’ analyses of FSA’s insured portfolio and in FSA’s reported leverage. FSA Global enters into derivative contracts to manage interest rate and foreign-currency exposure. 162

FSA VIEs Adhere to Same Credit Standards as FSA’s Financial Guaranty Insurance FSA Global Funding Limited (est. 1998) Reverse inquiry medium-term note (MTN) issuer Assets insured by FSA The assets are substantially matched to the issued liabilities (insulating FSA & Global from market and liquidity exposure) Premier International Funding Co. (est. 2000) Role is limited to a debt and equity payment undertaker for leveraged lease transactions All obligations guaranteed by FSA Consolidated principal outstanding of FSA Global and Premier - $2.4 Bn As of 6/30/07

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2007 Appendix F: Credit Default Swaps and Mark-to-Market Effects

The Protection Buyer transfers the risk that the reference entity will default by contract, without providing funding. If a “credit event” occurs, the Protection Seller pays (a) the difference between market value and par; or (b) par, in exchange for receipt of the referenced security. FSA’s CDS generally cannot be accelerated. FSA usually pays or has option to pay scheduled payments over time. FSA has strict exposure limitations for CDS with physical settlement. 166

From a Credit Perspective, CDS are Similar to Financial Guaranty Policies Protection Buyer Fee / Premium Contingent Payment on default (losses) Risk Protection Seller

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Pooled Credit Default Swaps (Synthetic CDOs) Synthetic transactions referencing corporate names (investment grade or high yield) Asset or cash transferred only upon credit event (failure to pay, bankruptcy or restructuring) First-loss deductible to cover a multiple of historical expected losses Legal maturity of approximately 5-10 years Concept A diversified pool of single-name default swaps (for example, 100 names, 1% per name, industry diversity, Baa1 average rating), with a large first-loss deductible that protects guarantor in the event of extreme defaults

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Credit Default Swap Market is a Significant Global Market (Trillions of Dollars Outstanding) $T ISDA Market Survey 0.9 2.2 3.8 8.4 17.1 26.0 2001 2002 2003 2004 2005 2006

FSA guarantees transactions either through issuing an insurance policy or executing a CDS. 96% of FSA’s insured CDS exposure has a Super Triple-A or Triple-A underlying rating. 172

As of 6/30/07 Insured CDS Form the Highest Quality Portion of FSA’s Insured Portfolio Transactions Not Subject to MtM (Financial Guaranty and Some CDS) Net Par Outstanding: $399.4 Bn Net Par Outstanding: $77.4 Bn Average Life = 3.45 years Transactions Subject to MtM (Primarily CDS) Ratings(1) Transactions Subject to MtM FSA’s Total Insured Portfolio 80.6% 19.4% Super AAA 62.8% AAA 32.8% AA 3.9% A 0.2% BBB 0.3%

FSA’s Insured Portfolio Subject to Fair-Value Adjustments Under U.S. GAAP, FSA is required to mark to fair-value credit default swaps and other insured derivative instruments (“insured derivatives”) on a quarterly basis. Since FSA holds its risks to maturity, the periodic unrealized gains and losses related to the insured derivatives will normally (absent a credit event) sum to zero over the finite term of the exposure, typically five to ten years. Traditional financial guaranty (FG) policies require the buyer of protection to remain exposed to the risk of loss for the full term of the FG policy. Accordingly, such policies are considered insurance for accounting purposes and not “marked to market.” In the event of a claim under a CDS, FSA typically pays or has the option to pay scheduled payments over time. In other words, no forced acceleration. In addition, as FSA is not required to post collateral under its CDS contracts, changes in fair value do not have liquidity consequences. This chart reflects the volatility of FSA’s insured derivatives mark to market over the last 23 quarters. Since FSA does not trade these contracts, their fair value is not directly observable. FSA has developed a series of asset credit-spread algorithms that derive their primary inputs from relevant third-party indices to estimate the replacement cost of its contracts. 174

Mark-to-Market Insured Derivatives Produce P&L Volatility $M 2002 2003 2004 2005 2006 2007 -50,000 -30,000 -10,000 10,000 30,000 50,000 70,000 90,000 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Insured Derivatives MTM - P&L Insured Derivatives MTM - B/S

This chart shows a typical FSA credit default swap with a five-year term. Over that period of time, quarterly marks show the effects of both changing credit-spread pricing and the passage of time. Since FSA management has stated that they do not intend to trade these highly rated, highly structured contracts, it is considered useful to eliminate the MTM adjustments to measure FSA’s operating performance. The chart reflects the annual pre-tax reporting results arising from a series of assumed market environments applied to a hypothetical $1 billion, five-year CDS with a 10 bps contractual premium rate. 176

$MM CDS Mark to Market is Accounting Noise as Long as There is No Credit Event in CDS Exposures (Excludes Effect of Discount Rates) 1.0 (0.2) 0.8 0.0 8 5 5.0 1.0 1.0 1.0 1.0 Pre-tax operating earnings (contractual premium) 0 (0.2) 1.9 (0.7) (0.8) Subtraction of MTM 5.0 0.8 2.9 0.3 0.2 Pre-tax income (I/S)(2) 0.2 0.4 (1.5) (0.8) CDS mark to market (B/S) $MM 8 8 15 12 Fair value (replacement premium rate) (bps)(1) Total 4 3 2 1 Period Ending (1) Transaction originated at premium of 10 bps. (2) Includes both contractual premium and mark to market of the transaction. -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 CDS mark to market (I/S) CDS mark to market (B/S) Contractual premium (operating earnings) Pre-tax income (I/S)

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This presentation includes measures that are promulgated in accordance with accounting principles generally accepted in the United States of America (GAAP measures) and measures not so promulgated (non-GAAP measures). This presentation is meant to be read in conjunction with the most recent Annual Report on Form 10-K for Financial Security Assurance Holdings Ltd. (the Company), which contains, for non-GAAP measures, a presentation of and reconciliation to the most comparable GAAP measures. This presentation contains information about the non-GAAP measures “operating earnings” and “adjusted book value.” The Company defines operating earnings as net income before the effects of fair-value adjustments for (1) FSA-insured investment-grade credit default swaps (CDS) that are required to be marked to fair value under GAAP accounting principles and (2) “economic interest rate hedges”, defined as interest rate derivatives that are intended to hedge interest rate risk but do not meet the criteria necessary to receive hedge accounting treatment under GAAP accounting principles. The Company views insured CDS risks as comparable to other insured risks and enters into such non-cancelable contracts fully intending to hold them to maturity. Management believes it is probable that the financial impact of the fair-value adjustments for the insured CDS will disappear over the finite terms of the exposures. Periodic unrealized gains and losses related to interest-rate hedges arise in both the financial guaranty and financial products business segments, caused primarily by the one-sided mark-to-market derivative valuations prescribed by SFAS 133 for derivatives that do not qualify for “hedge treatment” under GAAP. Under the Company’s definition of operating earnings, the economic effect of these hedges is recognized, which, for interest-rate swaps, generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item’s life. Management therefore considers operating earnings a key measure of normal operating results. Management defines the non-GAAP measure, “adjusted book value” (ABV), as GAAP book value plus the after-tax effect of: (1) unearned premium revenues, net of amounts ceded to reinsurers (2) the present value of future installment premiums, net of amounts ceded to reinsurers (3) the present value of future net interest margin from the Company’s Financial Products operations less the after-tax effect of (1) the deferred costs of acquiring policies (2) fair-value adjustments for insured CDS. (3) fair value of economic interest rate hedges (4) unrealized gains on investments plus adjustments to apply International Financial Reporting Standards (IFRS) to items for which GAAP and IFRS treatments differ Management believes that the intrinsic value of the Company comprises not only book value, but also the estimated present value of future income from business it has already originated. Such future income is substantial because premiums are earned over the life of each insured transaction. For this reason, management considers ABV, which captures these forms of deferred income, to be an operating measure of the intrinsic value of the Company. This presentation also contains certain other non-GAAP measures, such as total claims-paying resources, which are based on statutory accounting principles applicable to insurance companies. Management uses such measures because the measures are required by regulators or used by rating agencies to assess the capital adequacy of the Company. Non-GAAP Measures

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The Company relies on the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements. In its filings with the SEC, reports to shareholders, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to, (1) projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; (2) statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and (3) expected losses on, and adequacy of loss reserves for, insured transactions. Words such as "believes," "anticipates," "expects," "intends" and "plans" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include: changes in capital requirements or other criteria of securities rating agencies applicable to FSA competitive forces, including the conduct of other financial guaranty insurers changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients changes in accounting principles or practices that may result in a decline in securitization transactions or affect the Company’s reported financial results an economic downturn or other economic conditions (such as a rising interest rate environment) adversely affecting transactions insured by FSA or its investment portfolio inadequacy of reserves established by the Company for losses and loss adjustment expenses disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures downgrade or default of one or more of FSA's reinsurers market conditions, including the credit quality and market pricing of securities issued capacity limitations that may impair investor appetite for FSA-insured obligations market spreads and pricing on insured credit default swap exposures, which may result in gain or loss due to mark-to-market accounting requirements prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA other factors, most of which are beyond the Company's control. The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise. Forward-Looking Statements

United States Corporate Headquarters Financial Security Assurance Holdings Ltd. 31 West 52nd Street New York, NY 10019 1.212.826.0100 Fax 1.212.688.3101 Western Office Financial Security Assurance Inc. One Market 1550 Spear Tower San Francisco, CA 94105 1.415.995.8000 Fax 1.415.995.8008 Southern Office Financial Security Assurance Inc. 100 Crescent Court, 270 Dallas, TX 75201 1.214.871.5500 Fax 1.214.871.5510 Mexico FSA Seguros México, S.A. de C.V. Paseo de las Palmas 405-604 Col. Lomas de Chapultepec 11000 México, DF 52.55.29.73.81.40 Fax 52.55.29.73.81.41 United Kingdom Registered Office Financial Security Assurance (U.K.) Limited 1 Angel Court London EC2R 7AE 44.20.7796.4646 Fax 44.20.7796.3540 Registered in England and Wales No. 2510099 France Representative Office Financial Security Assurance (U.K.) Limited 1 Passerelle des Reflets Tour Dexia La Défense 2 92919 La Defense Cedex 33.1.58.58.82.22 Fax 33.1.47.76.35.50 Registered in France No. B401651781 Spain Representative Office Financial Security Assurance (U.K.) Limited C/ Alcalá, 21 – 9º dcha. 28014 Madrid 34.91.721.33.70 Fax 34.91.721.33.69 Bermuda Financial Security Assurance International Ltd. 3 Bermudiana Road Hamilton HM 11 1.441.292.6863 Fax 1.441.292.4338 Internet E-Mail: info@fsa.com Web: www.fsa.com Australia FSA Services (Australia) Pty Limited (ACN 090 604 201) Level 23 207 Kent Street Sydney NSW 2000 61.2.9241.3488 Fax 61.2.9241.2011 Japan Tokyo Branch Financial Security Assurance Inc. Meiji Seimei Kan 5F 2-1-1 Marunouchi Chiyoda-ku Tokyo 100-0005 81.3.5288.6230 Fax 81.3.5288.6149